Everlake Assurance Company
Everlake Assurance Co Variable Life Separate Account

Supplement dated March 13, 2026
to the Prospectus for the following Policy:

FutureVest VUL®

This supplement contains information about changes in the above-referenced prospectus for certain variable life policies issued by Everlake Assurance Company.

Information Change for the Office that Administers Your Policy

Effective March 16, 2026 the mailing address, telephone and fax numbers for the Customer Service Center for your Policy will change. Please direct all transaction and other requests to the address or phone numbers below:

Everlake Assurance Company
PO Box 82207
Lincoln, NE 68501

Telephone: (833) 879-0774
Fax: (833) 636-0035

After May 15, 2026, we will no longer accept mail at the old address or calls at the old phone and fax numbers. After this date, only those transactions and other requests that are received at the new address and numbers and that meet all other applicable requirements will be processed.

This change does not affect any of your Policy's contractual provisions. All rights and benefits you have with your Policy remain the same.

Please keep this supplement together with your prospectus for future reference.